UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2009 thinkorswim Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52012	76-0685039
(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Rockefeller Plaza, Suite 2012, New York, NY 10111
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 816-6918

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events.

On June 9, 2009, thinkorswim Group Inc. (“thinkorswim”) announced that thinkorswim’s stockholders voted to approve the merger of thinkorswim with a wholly-owned subsidiary of TD AMERITRADE Holding Corporation (“TD AMERITRADE”).  thinkorswim’s stockholders also approved an amendment to thinkorswim’s stock option plan to permit the grant of thinkorswim restricted stock units and a stock option exchange program that will permit thinkorswim’s eligible employees and independent contractors to exchange certain thinkorswim options for restricted stock units, which will be assumed by TD AMERITRADE in the merger.

Attached hereto as Exhibit 99.1 is a copy of the press release.

Item 9.01.           Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release issued on June 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2009	THINKORSWIM GROUP INC.

	By:	/s/ Ida K. Kane
	Name:	Ida K. Kane
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release issued on June 9, 2009.